U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20459


                                    FORM 8-K


                  Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



                                Date of Report:
                       (Date of earliest event reported)
                                 June 26, 1997



                        SOUTHERN FINANCIAL BANCORP, INC.



          Virginia	                   	0-22836			            	54-1779978
_______________________________	     ___________      	______________________
(State or other jurisdiction of	     Commission        (IRS Employer
incorporation or organization)			  		File Number       Identification Number)


        37 East Main Street
        Warrenton, Virginia			                 			         20186
_______________________________________			              __________
(address of principal executive office)				       	     (Zip Code)


Registrant's Telephone Number, including area code:  (540) 349-3900




                   Southern Financial Bancorp, Inc.



Item 4.  Changes in Registrant's Certifying Accountant


(a)  Previous independent accountants

(i) On June 26, 1997, the Board of Directors of Southern Financial Bancorp, Inc. ("the Registrant"), which included all of the members of the Audit Committee, voted to terminate the services of Arthur Andersen LLP as the independent accountants of the Registrant.

(ii) The reports of Arthur Andersen LLP on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audit for the two most recent fiscal years and through June 26, 1997, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the Registrant's financial statements for such years.

(iv) During the two most recent fiscal years and through June 26, 1997, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1)
(v)).

(v) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated July 1, 1997, is filed as Exhibit 16 to this Form 8-K.



(b)  New independent accountants

KPMG Peat Marwick LLP has been engaged as new independent accountants by the Registrant, effective June 26, 1997.

Item 7. Exhibits

Exhibit No		                  	Description of Exhibit
__________                     ______________________

16		                         		Letter re: Change in Certifying Accountant



                   Southern Financial Bancorp, Inc.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                 							Southern Financial Bancorp, Inc.
                                  (Registrant)



Date: July 3, 1997  			            	By s/sGeorgia S. Derrico
                               						     Georgia S. Derrico
						                                    Chairman and
						                                    Chief Executive Officer
						                                    (Duly Authorized Representative)


Date: July 3, 1997              				By s/sWilliam H. Lagos
                        						            William H. Lagos
                              						      Senior Vice President & Controller
						                                    (Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.		                      Description of Exhibit

16                                 Letter re: Change in Certifying Accountant